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                                                                    Exhibit 99.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

   Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

         The undersigned executive officer of Progress Financial Corporation (the "Registrant") hereby certifies to the best of his knowledge that the Registrant's Form 10-K for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                  /s/    W. Kirk Wycoff
                                  --------------------------------------------
                                  Name:  W. Kirk Wycoff
                                  Title: President and Chief Executive Officer

Date: March 12, 2003